     As filed with the Securities and Exchange Commission on March 3, 2000
                                                     Registration No. 333-
                                                                          -----

===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM S-8
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                          Mercer International Inc.
                          -------------------------
             (Exact name of Registrant as specified in its charter)

                 Washington                              91-6087550
                 ----------                              ----------
        (State or other jurisdiction                  (I.R.S. Employer
      of incorporation or organization)               Identification No.)

    Burglistrasse 6, Zurich, Switzerland                    CH 8002
    ------------------------------------                    -------
  (Address of Principal Executive Offices)                 (Zip Code)


          Amended and Restated 1992 Non-Qualified Stock Option Plan
          ---------------------------------------------------------
                           (Full title of the plan)

                               David R. Wilson
                      Heller Ehrman White & McAuliffe
                            6100 Columbia Center
                              701 Fifth Avenue
                       Seattle, Washington 98104-7098
                       ------------------------------
                   (Name and address of agent for service)

                               (206) 447-0900
                               --------------
          (Telephone number, including area code, of agent for service)

                      CALCULATION OF REGISTRATION FEE

===============================================================================

                                     Proposed
                                      maximum      Proposed
   Title of                        offering price   maximum           Amount
  securities        Amount to be        per        aggregate       registration
to be registered   registered<F1>    share<F2>  offering price<F2>    fee<F2>
-------------------------------------------------------------------------------
Common shares of
beneficial
interest,         1,600,000 shares    $6.375      $10,200,000        $2,692.80
$1.00 par value
===============================================================================

<F1>
Excludes an aggregate of 2,000,000 common shares of beneficial interest, $1.00 par value ("Common Stock") of the Registrant previously registered under the Registrant's Amended and Restated 1992 Non-Qualified Stock Option Plan
(the "Plan") on Form S-8 (Registration Nos. 333-38317 and 33-90026).
<F2>
Pursuant to Rule 457(h) of the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been calculated on the basis of the average exercise price of outstanding options. As of February 29, 2000, options had been granted to purchase all of the 1,600,000 shares of Common Stock set forth in the table above pursuant to the Plan, with an average exercise price of $6.375 per share of Common Stock.

===============================================================================

The contents of the Registration Statement on Form S-8 of the Registrant (Registration No. 333-38317) filed October 21, 1997 and the Registration Statement on Form S-8 of the Registrant (Registration No. 33-90026) filed March 3, 1995 are hereby incorporated by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits.

Exhibit Number      Exhibit
--------------      -------

      4.1 Amended and Restated 1992 Non-Qualified Stock Option Plan, as amended to date

      5.1 Opinion of Heller Ehrman White & McAuliffe (including consent)

     23.1           Consent of Peterson Sullivan P.L.L.C.

     24.1 Power of Attorney (included on the signature page of this Registration Statement)

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Zurich, Switzerland, on the 2nd day of March, 2000.

                                         MERCER INTERNATIONAL INC.


                                         By:  /s/    JIMMY S.H. LEE
                                             -----------------------
                                             Jimmy S.H. Lee
                                             Chairman, Chief Executive
                                             Officer and Trustee

                              POWER OF ATTORNEY

Each person whose individual signature appears below constitutes and appoints Jimmy S.H. Lee and R. Ian Rigg, or either of them, as attorneys-in-fact, with full power of substitution, to execute in the name of and on behalf of each person, individually and in each capacity stated below, and to file, any and all amendments to this Registration Statement, including any and all post-effective amendments.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


       Signature                     Title                      Date
       ---------                     -----                      ----

   /s/  JIMMY S.H. LEE       President, Chief Executive     March 2, 2000
-------------------------  Officer, Chairman and Trustee
        Jimmy S.H. Lee     (Principal Executive Officer)

   /s/  MICHEL ARNULPHY             Trustee                 March 2, 2000
-------------------------
        Michel Arnulphy

   /s/  C.S. MOON                   Trustee                 March 2, 2000
-------------------------
        C.S. Moon

                                    Trustee
-------------------------
        Maarten Reidel

   /s/  R. IAN RIGG          Executive Vice President,      March 2, 2000
-------------------------     Chief Financial Officer,
        R. Ian Rigg            Secretary and Trustee
                         (Principal Financial Officer and
                            Principal Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number      Exhibit
--------------      -------

      4.1 Amended and Restated 1992 Non-Qualified Stock Option Plan, as amended to date

      5.1 Opinion of Heller Ehrman White & McAuliffe (including consent)

     23.1           Consent of Peterson Sullivan P.L.L.C.

     24.1 Power of Attorney (included on the signature page of this Registration Statement)